UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

Item 1: Report to Shareholders

European Stock Fund	April 30, 2010

The views and opinions in this report were current as of April 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

The performance of European stock markets varied widely in the last six months, with debt-plagued countries led by Greece suffering punishing losses and healthier countries gaining slightly. Late in the period, investor confidence faltered, volatility spiked, and equities suffered sharp losses. Despite the worries about Greece, the period was marked by generally improving economic conditions. Credit markets, corporate profits, and consumer demand all flashed encouraging signals, suggesting that Europe continued to mend from the global economic recession. In this climate, your fund posted a slight gain and outperformed its index.

PERFORMANCE COMPARISON

In the six-month period ended April 30, 2010, the fund returned 1.88%, outperforming the MSCI Europe Index and in line with the Lipper European Region Funds Average as shown in the Performance Comparison table. Strong cyclical sectors—primarily materials and industrials and business services—continued to move higher in the last six months. While cyclicals are generally lightly represented in your growth-oriented fund, we were able to tap a number of high-quality growth stocks that delivered solid returns.

MARKET REVIEW

European markets were flat overall in the most recent six months as bad news balanced out good news. Fundamental indicators—economic growth, corporate earnings, and credit conditions—continued to improve, supporting a greater appetite for risk early on. But Greece’s debt problems gathered momentum throughout the period, ending with the major rating agencies reducing its debt to junk bond status, while the European Union (EU) struggled to agree on a financial rescue plan. Meanwhile, debt in Portugal and Spain was also downgraded, which fueled fears of contagion. Financials were severely hit, and confidence appeared to be shaken. The euro suffered a major sell-off versus the dollar, and commodities fell sharply.

Not surprisingly, the severity of a country’s debt problems closely matched its performance in the equity markets. Greece led the sell-off, followed by Portugal, Italy, and Spain. Ireland, a small component of the fund, also faced severe debt problems but performed well during the period. Meanwhile, the northern European tier showed continued signs of a recovery fueled by a weakening euro, which fell by nearly 10% versus the dollar. The decline sharpened the recoveries of export-heavy Germany, France, and the Nordic countries. However, as the debt crisis became an EU crisis, many investors asked whether the EU had the resolve or capacity to deal with the deepening problem. Shortly after the end of our reporting period, the EU and the International Monetary Fund (IMF) agreed on an enormous aid package to the weakened countries, which buoyed financial and stock markets.

Outside of the euro zone, the U.K. rebound came under stress, as financials lost ground due to their extensive business on the continent. The uncertainty over the outcome of British elections also made bond and equity markets jittery. Investor enthusiasm for European stocks steadily eroded during the period, providing a further boost to the U.S. dollar, which gained on the euro and the yen.

Sector performance was mixed. Materials were the strongest performers, gaining nearly 13%. Industrials were up almost 10%, consumer discretionary gained more than 7%, and consumer staples were up more than 5%. Financials lost more than 10%. Telecommunication services, utilities, and energy stocks also lost ground.

PORTFOLIO PERFORMANCE AND STRATEGY

In stark contrast to the prior reporting period, when the fund gained more than 32% in six months, our holdings came under assault from the considerable headwinds of the debt crisis. Financials suffered steep losses, and we trimmed our allocation to the sector. However, the fund benefited from the strong-performing consumer discretionary sector, which represents our second-largest allocation. We also have a large position in industrials and business services, which should continue performing well amid increased infrastructure spending in emerging markets. We have made minor reductions in energy, telecommunication services, and utilities. In general, we continue to buy and hold companies with good long-term growth potential and have been selling companies whose fortunes are tied to the business cycle.

Among consumer discretionary stocks, the Swiss luxury goods company Richemont performed exceptionally well as it benefited from a strong recovery in consumer spending on higher-priced items. The improved climate also helped our holdings in the hotels, restaurants, and leisure space. Restaurant Group (U.K.), which owns several hundred pubs and casual dinning restaurants that feature high value and moderate prices, had strong earnings amid an increase in revenues due to new site openings. Enterprise Inns (U.K.), a retail-oriented holding, rebounded strongly at the beginning of 2010 due to receding concerns about the company’s debt levels. The company leases more than 7,500 pubs in England and Wales. We also added to our holdings in Accor (France), a hotel company that manages lower-end accommodations, and Nexity (France), a commercial and residential real estate developer. Nexity’s stock was hit by the recession, but we are seeing an increase in building permits that should benefit the company. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Our industrials and business services holdings benefited from the underlying economic recovery, and our large allocation versus the benchmark helped performance. We added Zodiac Aerospace (France) on weakness after it missed earnings projections due to production problems. The company is seeking to become a one-stop aircraft shop through its six business units that are set up to address safety, technology, and design features for planes. One of our best performers was Adecco (Switzerland), a multinational human resources company with offices in 60 countries that is a strong play on the global economic recovery.

In financials, we reduced our exposure to 20.4% of the fund at the end of the last reporting period from 26.4% in the previous cycle. Last November, we began accumulating banks that had been battered but were trading at attractive valuations. National Bank of Greece is an example of a well-funded institution with a solid deposit base that did not require outside funding to maintain liquidity during the crisis. But the debt storm and downgrades to Greece’s gross domestic product created an untenable situation, and we eliminated our position. We sold Barclays (U.K.), which we had purchased at a bargain early in the recovery, after it reached its valuation target. However, we bought good-quality banks on weakness in Italy and elsewhere and will continue to do so.

Fast-growing online payment processor Wirecard (Germany) was beset by unsubstantiated speculation that it was involved in transferring online gaming payments for U.S. residents. However, we used the opportunity to add to our current holdings as the company is one of the few in Europe to offer exposure to the fast-growing online transactions market. Similarly, we favor several telecommunication services stocks that have been hurt by the recent sell-off. One such holding is Telefonica (Spain). We think the shares are cheap due to concerns about the country’s finances. The company has good cash flow and a healthy dividend.

Health care contributed to performance, due in part to our investment in Elekta (Sweden), which makes sophisticated devices used in radiation therapies. We believe demand will grow for their machines that employ less invasive but highly effective treatments for a variety of cancers. We thought the below-market valuations offered a good time to add to our position. The stock was one of the fund’s top contributors during the period, and we expect it to continue gaining market share.

INVESTMENT OUTLOOK

Europe’s economic recovery hit a debt tsunami that hurt all European markets. The southern tier continued to spiral downward, and northern Europe lost steam. While the EU appeared resolved to prevent the debt problem from infecting the entire continent, the problems that gave rise to the crisis will not easily be repaired. For example, it remains unclear whether Greece will be able to repay its widening debt. What’s more, it is far from certain that the extraordinary assistance from the EU and the IMF will remedy the underlying debt imbalances that have dampened growth in much of Europe.

However, each European country offers opportunities and risks. Germany is on a solid footing, we believe, as it has taken painful measures to cut costs and spur economic growth. It has opened new trade lines with China and other countries and will be helped by a foundering euro. In fact, export-dependent Europe could benefit from a weakened euro that will make its exports cheaper and stimulate growth. The European Central Bank has eased the debt crisis by buying up government bonds and maintaining a policy of quantitative easing. The debt package, while far from perfect, gives many European countries time to sort out their finances.

In the interim, the recovery is likely to be weighed down by persistently high unemployment that will continue to challenge governments seeking to cut costs while trying to create jobs. Spain, Italy, and the U.K. have yet to implement austerity measures, and the uncertainty surrounding their path to a more sustainable fiscal position could last many months.

The financial rescue plan could ease borrowing costs and boost confidence in Europe, which in many areas is showing real signs of a sustainable economic recovery. While expectations of growth across Europe have been pared back, market valuations are attractive on an absolute and relative basis. As always, we continue to search for high-quality businesses trading at a discount to their intrinsic value.

Respectfully submitted,

Dean Tenerelli
Portfolio manager

May 12, 2010

The portfolio manager has day-to-day responsibility for managing the portfolio and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): GDP is the total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI Europe Index: A market capitalization-weighted index of approximately 500 stocks traded in 15 European markets.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights
For a share outstanding throughout each period

| | 6 Months Ended 4/30/10‡ | Year Ended 10/31/09‡ | 10/31/08‡ | 10/31/07‡ | 10/31/06‡ | 10/31/05‡ |
|---|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | | |
| Beginning of period | $ 13.97 | $ 10.82 | $ 24.35 | $ 20.74 | $ 20.58 | $ 18.33 |
| Investment activities | | | | | | |
| Net investment income | 0.10 | 0.42 | 0.40 | 0.32 | 0.26 | 0.33 |
| Net realized and unrealized gain (loss) | 0.17 | 3.12 | (10.48) | 5.64 | 4.38 | 2.20 |
| Total from investment activities | 0.27 | 3.54 | (10.08) | 5.96 | 4.64 | 2.53 |
| Distributions | | | | | | |
| Net investment income | (0.48) | (0.39) | (0.32) | (0.26) | (0.32) | (0.27) |
| Net realized gain | – | – | (3.13) | (2.09) | (4.16) | (0.01) |
| Total distributions | (0.48) | (0.39) | (3.45) | (2.35) | (4.48) | (0.28) |
| **NET ASSET VALUE** | | | | | | |
| **End of period** | **$ 13.76** | **$ 13.97** | **$ 10.82** | **$ 24.35** | **$ 20.74** | **$ 20.58** |
| **Ratios/Supplemental Data** | | | | | | |
| **Total return(1)** | **1.88%** | **33.78%** | **(47.65)%** | **31.15%** | **27.32%** | **13.90%** |
| Ratio of total expenses to average net assets | 1.03%(2) | 1.08% | 1.01% | 0.98% | 1.03% | 1.06% |
| Ratio of net investment income to average net assets | 1.36%(2) | 3.71% | 2.22% | 1.47% | 1.36% | 1.65% |
| Portfolio turnover rate | 26.8% | 88.3% | 105.9% | 88.4% | 83.7% | 82.0% |
| Net assets, end of period (in millions) | $ 685 | $ 708 | $ 573 | $ 1,215 | $ 937 | $ 795 |

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

## Portfolio of Investments ‡

(Cost and value in $000s)

| | Shares/$ Par | Value |
|---|---|---|
| **AUSTRIA 1.0%** | | |
| **Common Stocks 1.0%** | | |
| Erste Group Bank (1) | 160,661 | 7,175 |
| Total Austria (Cost $6,867) | | 7,175 |
| **BELGIUM 0.0%** | | |
| **Common Stocks 0.0%** | | |
| Anheuser-Busch InBev (2) | 445,168 | 3 |
| Total Belgium (Cost $15) | | 3 |
| **DENMARK 1.1%** | | |
| **Common Stocks 1.1%** | | |
| Trygvesta | 117,527 | 7,221 |
| Total Denmark (Cost $7,857) | | 7,221 |
| **FRANCE 16.9%** | | |
| **Common Stocks 16.9%** | | |
| Accor | 61,129 | 3,499 |
| Aeroports de Paris (1) | 92,510 | 7,598 |
| AXA (1) | 468,823 | 9,319 |
| Michelin (1) | 95,564 | 6,914 |
| Nexans (1) | 113,905 | 9,032 |
| Nexity | 208,740 | 7,643 |
| Pernod-Ricard (1) | 126,601 | 10,770 |
| Remy Cointreau | 150,075 | 8,148 |
| Schneider Electric (1) | 66,114 | 7,552 |
| Societe Generale | 220,484 | 11,731 |
| Total | 118,546 | 6,424 |
| Unibail-Rodamco | 61,665 | 11,621 |
| Vinci (1) | 118,461 | 6,635 |

| | | |
|---|---|---|
| Zodiac Aerospace | 169,645 | 8,853 |
| Total France (Cost $103,697) | | 115,739 |
| **GERMANY 14.9%** | | |
| **Common Stocks 13.0%** | | |
| Bayer (1) | 174,628 | 11,173 |
| BMW | 166,545 | 8,161 |
| Carl Zeiss Meditec | 609,302 | 9,708 |
| Deutsche Boerse | 127,595 | 9,940 |
| E.ON (1) | 349,065 | 12,890 |
| GEA Group | 597,987 | 13,304 |
| Wincor Nixdorf | 68,946 | 4,688 |
| Wirecard (1) | 1,718,409 | 19,190 |
| | | 89,054 |
| **Preferred Stocks 1.9%** | | |
| Fresenius | 180,800 | 13,083 |
| | | 13,083 |
| Total Germany (Cost $94,806) | | 102,137 |
| **IRELAND 1.7%** | | |
| **Common Stocks 1.7%** | | |
| CRH | 400,400 | 11,402 |
| Total Ireland (Cost $8,721) | | 11,402 |
| **ITALY 0.7%** | | |
| **Common Stocks 0.7%** | | |
| Intesa SanPaolo | 1,914,434 | 5,070 |
| Total Italy (Cost $5,143) | | 5,070 |

| | | |
|---|---|---|
| **PORTUGAL 0.2%** | | |
| **Common Stocks 0.2%** | | |
| Jeronimo Martins (1)(2) | 110,885 | 1,146 |
| Total Portugal (Cost $968) | | 1,146 |
| **ROMANIA 1.1%** | | |
| **Common Stocks 1.1%** | | |
| BRD-Groupe Societe Generale | 1,679,600 | 7,828 |
| Total Romania (Cost $5,461) | | 7,828 |
| **RUSSIA 1.7%** | | |
| **Common Stocks 1.7%** | | |
| Gazprom, ADR (USD) | 213,942 | 4,966 |
| VimpelCom, ADR (USD)(2) | 372,400 | 6,487 |
| Total Russia (Cost $12,110) | | 11,453 |
| **SPAIN 5.9%** | | |
| **Common Stocks 5.9%** | | |
| Abertis Infraestructuras (1) | 354,031 | 6,177 |
| Gestevision Telecinco | 858,863 | 12,251 |
| Inditex | 124,282 | 7,640 |
| Telefonica | 647,230 | 14,535 |
| Total Spain (Cost $37,311) | | 40,603 |
| **SWEDEN 3.3%** | | |
| **Common Stocks 3.3%** | | |
| Elekta, B Shares | 413,004 | 10,755 |
| Skandinaviska Enskilda Banken (2) | 1,724,036 | 11,878 |
| Total Sweden (Cost $14,381) | | 22,633 |

## SWITZERLAND 18.3%

**Common Stocks 18.3%**

| | | |
|---|---|---|
| Adecco (1) | 221,643 | 13,063 |
| Cie Financiere Richemont, Class A | 479,701 | 17,733 |
| Credit Suisse (2) | 293,964 | 13,448 |
| Geberit (1) | 24,257 | 4,314 |
| Holcim (2) | 128,712 | 9,652 |
| Julius Baer | 256,953 | 8,874 |
| Nestle | 381,131 | 18,601 |
| Roche Holding - Genusscheine | 116,315 | 18,370 |
| Swiss Life Holding | 54,260 | 6,606 |
| Zurich Financial Services | 67,191 | 14,981 |
| Total Switzerland (Cost $113,012) | | 125,642 |

## UNITED KINGDOM 30.4%

**Common Stocks 30.4%**

| | | |
|---|---|---|
| BHP Billiton | 248,596 | 7,637 |
| BP | 3,054,563 | 26,609 |
| British American Tobacco | 259,606 | 8,154 |
| Capita Group | 605,753 | 7,396 |
| Enterprise Inns (2) | 7,383,308 | 14,400 |
| Experian | 1,345,756 | 12,452 |
| Home Retail | 1,621,635 | 6,832 |
| HSBC | 1,013,000 | 10,320 |
| Johnson Matthey | 455,679 | 12,136 |
| Persimmon (2) | 1,866,142 | 13,582 |
| Restaurant Group | 4,242,449 | 15,862 |
| Rio Tinto | 168,741 | 8,512 |
| Royal Dutch Shell, B Shares | 721,756 | 21,780 |
| Spirax-Sarco Engineering | 503,084 | 11,812 |
| Standard Chartered | 130,409 | 3,476 |
| Travis Perkins (2) | 739,631 | 9,519 |

The accompanying notes are an integral part of these financial statements.

Unaudited

## Statement of Assets and Liabilities

($000s, except shares and per share amounts)

| | |
|---|---|
| **Assets** | |
| Investments in securities, at value (cost $709,419) | $ 775,779 |
| Receivable for investment securities sold | 5,089 |
| Dividends and interest receivable | 978 |
| Receivable for shares sold | 159 |
| Cash | 25 |
| Foreign currency (cost $13) | 13 |
| Other assets | 24,071 |
| Total assets | 806,114 |
| **Liabilities** | |
| Obligation to return securities lending collateral | 79,227 |
| Payable for investment securities purchased | 17,839 |
| Investment management fees payable | 471 |
| Payable for shares redeemed | 346 |
| Due to affiliates | 126 |
| Other liabilities | 22,963 |
| Total liabilities | 120,972 |
| **NET ASSETS** | $ 685,142 |
| **Net Assets Consist of:** | |
| Undistributed net investment income | $ 1,034 |
| Accumulated undistributed net realized loss | (168,960) |
| Net unrealized gain | 66,432 |
| Paid-in capital applicable to 49,799,049 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized | 786,636 |
| **NET ASSETS** | $ 685,142 |
| **NET ASSET VALUE PER SHARE** | $ 13.76 |

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The European Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on February 28, 1990. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Europe. Current income is a secondary objective.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement In January 2010, new accounting guidance was issued that requires enhanced disclosures about fair value measurements in the financial statements; it is effective for fiscal years and interim periods beginning after December 15, 2009. Management expects that adoption of this guidance will have no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2010:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On April 30, 2010, the value of loaned securities was $75,427,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $183,850,000 and $226,179,000, respectively, for the six months ended April 30, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2009, the fund had $179,008,000 of unused capital loss carryforwards, which expire: $69,268,000 in fiscal 2016 and $109,740,000 in fiscal 2017.

At April 30, 2010, the cost of investments for federal income tax purposes was $709,419,000. Net unrealized gain aggregated $66,432,000 at period-end, of which $89,556,000 related to appreciated investments and $23,124,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2010, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2010, expenses incurred pursuant to these service agreements were $54,000 for Price Associates; $298,000 for T. Rowe Price Services, Inc.; and $19,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2010, the fund was allocated $101,000 of Spectrum Funds’ expenses, of which $63,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $3,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2010, approximately 17% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 206,215 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 17, 2010